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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                    October 26, 1999 (October 2242, 1999)
        Date of Report (Date of Earliest Event Reported):


                            THE FAIRCHILD CORPORATION
     (Exact Name of Registrant as Specified in its Charter)


                   Delaware                      1-6560
    (State of Other Jurisdiction    (Commission File Number)
                        of Incorporation


                                  34-0728587
               (I.R.S. Employer Identification No.)


                 45025 Aviation Drive, Suite 400
                           Dulles, Virginia 20166-7516
  (Address of Principal Executive Offices, Including Zip Code)


                                 (703) 478-5800
      (Registrant's Telephone Number, Including Area Code)


                                     Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


     On October 25, 1999, we announced that we had entered into an asset purchase agreement with United Technologies Corporation for the disposition of substantially all the assets and certain liabilities of our Dallas Aerospace, Inc. subsidiary for approximately $57 million in cash.

     The disposition, which is subject to certain conditions including regulatory approvals, is expected to close before December 31, 1999.

     Additional information regarding the proposed disposition is set forth in our press release issued on October 25, 1999, which is included as an exhibit to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.    Description

99                       Press Release of The Fairchild
               Corporation, dated October 25, 1999 (filed herewith).



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 1999

                         THE FAIRCHILD CORPORATION


                         By:  /s/ Donald E. Miller
                              Donald E. Miller
                              Executive Vice President





                                                       Exhibit 99



                              FOR IMMEDIATE RELEASE
                              Contact: David Wynn-Morgan, 212-308-
6700
                              Or Allan Priaulx, WMC
Communications, Ltd.
                              T: 212/687-1977, Email:
apriaulx@aol.com




The Fairchild Corporation [NYSE: FA] Agrees to Sell Assets of
Dallas Aerospace, Inc.


       Dulles,  Virginia  (October  25,  1999)  -  The  Fairchild
Corporation [NYSE: FA] announced today that is had signed a definitive agreement to sell the assets of its Dallas Aerospace, Inc. subsidiary for approximately $57 million in cash, to United Technologies Corporation [NYSE: UTX]. Dallas Aerospace sells and leases aircraft engines and parts. The sale, which is expected to close before December 31, 1999, is subject to customary conditions such as regulatory approval.

      The Fairchild Corporation, through its Fairchild Fasteners division, is the leading worldwide manufacturer and supplier of precision fastening systems used in the construction and maintenance of commercial and military aircraft. Fairchild Fasteners has manufacturing facilities as well as sales/design customer teams based in the United States, Germany, France, Portugal, Hungary, Australia and the United Kingdom.

      The news release contains forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, as amended and Section 21-E of the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those set forth in the forward-looking statements as a result of the risks associated with the Company's business, changes in general economic conditions, and changes in the assumptions used in making such forward-looking statements.